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                                                                   EXHIBIT 10.22

                     AMENDMENT TO EQUITY APPRECIATION PLAN

     This AMENDMENT to the Equity Appreciation Plan (the "Plan") of DTM Corporation, a Texas corporation (the "Company") is effective the 19th day of February, 1998.

                                 W I T N E S S E T H:

          WHEREAS, the DTM Corporation Equity Appreciation Plan (the AEAP
     Plan), which was adopted in January 1995 for the purpose in providing certain incentives to Company employees in the context of certain changes in control, has been limited by previous Board action to a total of 1,000,000 units; and

          WHEREAS, awards have been made under the EAP Plan and the change in control contemplated by such plan has occurred; and

          WHEREAS, the EAP Plan is not suited for awards after the contemplated change in control trigger has occurred;

     NOW, THEREFORE, in accordance with the approval and direction of the board of Directors of the Company, effective on the date hereof the Plan is amended as follows:

     1.  The Plan is deemed closed for purposes of future grants.

     2. The number of shares reserved for issuance under the Plan is reduced to 553,150, with further reductions to be made from time to time as appropriate upon delivery to the transfer agent, and filing in the minutes of the Board of Directors, of a certificate of the chief financial officer or Treasurer of the Company certifying the amount of EAP Plan options that have been canceled or have expired unexercised, along with the sum of the aggregate amount of shares that have, to that date, been issued under EAP options and shares that are subject to outstanding EAP options.

     3. All other provisions of the EAP Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company, hereby certifies that the foregoing is a true and correct statement of the amendment to the EAP Plan adopted by the Board of Directors of the Company on February 19, 1998.


                                 /s/ Geoffrey Kreiger
                                 ----------------------------
                                 Geoffrey Kreiger, Secretary